BehringerHarvard
Mid-Term Value Enhancement Fund I LP

Third Quarter Report

Quarter ended September 30, 2010


1401


AIR SYSTEM COMPONENTS

ASC Building in Dallas (Richardson), Texas (left and right)—an asset of Behringer Harvard Mid-Term Value Enhancement Fund I LP.

Third Quarter Overview

- We have finalized the lease renewal with Air Supply Components for an 11-year full building lease of the ASC Building in Dallas (Richardson), Texas. Following completion of tenant-requested improvements, we plan to market this property for sale in mid-2011.
- Parkway Vista in Dallas (Plano), Texas, was 78% leased at the end of the third quarter of 2010. In light of the continued interest in Parkway Vista from medical-oriented tenants, we are pursuing certain zoning changes that should help us attract additional tenants. We are optimistic for a successful outcome and hope to resolve the matter before the end of the first quarter of 2011.
- 7400 Tucson Way in Denver (Centennial), Colorado, is 100% leased to Raytheon Company through April 2012. Raytheon has informed us that they were unsuccessful in renewing a significant customer contract and as a result could vacate this property upon expiration of their lease. There could be an opportunity to lease this facility to the new vendor once the contract winner is announced. We are in the process of determining the best time to begin marketing this property for sale.
- Our negotiations with Affiliated Computer Services (ACS) to renew their full building lease at 2800 W. Mockingbird in Dallas, Texas, were unsuccessful. This lease expired on September 30, 2010 and ACS vacated the building at the end of October. We were also unsuccessful in closing a sale of this property to two different prospective buyers. The property is listed with a local broker and is being marketed to other potential tenants and user-buyers.
- The portfolio's occupancy rate as of September 30, 2010, before the ACS vacancy, was 96% compared with 95% at the end of the third quarter of 2009.
- As the partnership continues in its disposition phase and assets are sold, the actual number of assets available to create usable cash flow declines. At the same time, the partnership's public company expenses remain fixed. Accordingly, the general partners will continue to evaluate various options, including cost savings initiatives, distribution reductions, possible conversion to a liquidating trust structure, or a more rapid execution of the disposition phase.

Financial Highlights

Some numbers have been rounded for presentation purposes.

(in thousands)	*3 mos. ended Sep. 30, 2010*	*3 mos. ended Sep. 30, 2009*	*9 mos. ended Sep. 30, 2010*	*9 mos. ended Sep. 30, 2009*
Rental revenue	$ 895	$ 859	$ 2,749	$ 2,673
Net operating income[1]	$ 534	$ 498	$ 1,591	$ 1,520
	As of Sep. 30, 2010	*As of Dec. 31, 2009*		
Total assets	$ 21,193	$ 27,587		
Total liabilities	$ 1,046	$ 1,384		

Investor Information

A copy of the Partnership's Quarterly Report on Form 10-Q, filed with the Securities and Exchange Commission, is available without charge at www.sec.gov or by written request to the Partnership at its corporate headquarters. You may also elect to sign up for electronic delivery by visiting behringerharvard.com and selecting the option to "Go Paperless" at the top of the home page. For additional information about Behringer Harvard and its real estate programs, please contact us at 866.655.3650.

Consolidated Balance Sheets

(in thousands, except unit amounts)		*As of Sep. 30, 2010*		*As of Dec. 31, 2009*
Assets				
Real estate				
Land	$	4,631	$	5,682
Buildings and improvements, net		11,401		14,590
Total real estate		16,032		20,272
Cash and cash equivalents		3,473		4,465
Accounts receivable, net		437		601
Prepaid expenses and other assets		16		35
Lease intangibles, net		1,235		2,214
Total assets	$	21,193	$	27,587
Liabilities and partners' capital				
Liabilities				
Accounts payable	$	2	$	141
Payables to related parties		49		72
Acquired below-market leases, net		2		53
Distributions payable		105		218
Accrued liabilities		888		900
Total liabilities		1,046		1,384
Commitments and contingencies				
Partners' capital				
Limited partners, 44,000,000 units authorized; 4,275,187 units issued and outstanding at September 30, 2010 and December 31, 2009		20,146		26,202
General partners		1		1
Total partners' capital		20,147		26,203
Total liabilities and partners' capital	$	21,193	$	27,587

The accompanying unaudited, consolidated financial statements do not include all of the information and note disclosures required by accounting principles generally accepted in the United States of America (GAAP). The financial statements include all adjustments (of a normal recurring nature) necessary to present fairly our consolidated financial position as of September 30, 2010, and December 31, 2009, and our unaudited, consolidated results of operations and cash flows for the periods ended September 30, 2010 and September 30, 2009.

Consolidated Statements of Cash Flows

(in thousands)		*9 mos. ended Sep. 30, 2010*		*9 mos. ended Sep. 30, 2009*
Cash flows from operating activities				
Net income (loss)	$	(1,873)	$	120
Adjustments to reconcile net income (loss) to net cash flows provided by operating activities:				
Asset impairment loss		1,813		-
Depreciation and amortization		1,275		1,068
Change in accounts receivable		(19)		(107)
Change in prepaid expenses and other assets		19		(14)
Change in lease intangibles		(139)		(338)
Change in accounts payable		(139)		(23)
Change in payables to related parties		(23)		(7)
Change in accrued liabilities		23		(196)
Cash provided by operating activities		937		503
Cash flows from investing activities				
Purchases of property and equipment		(149)		(162)
Proceeds from sale of asset		2,516		-
Cash provided by (used in) investing activities		2,367		(162)
Cash flows used in financing activities				
Distributions		(4,296)		(1,925)
Net change in cash and cash equivalents		(992)		(1,584)
Cash and cash equivalents at beginning of period		4,465		6,247
Cash and cash equivalents at end of period	$	3,473	$	4,663
Supplemental disclosure				
Taxes paid	$	9	$	10


7400 SOUTH TUCSON WAY
Tucson Way in Denver (Centennial), Colorado—an asset of Behringer Harvard Mid-Term Value Enhancement Fund I LP.

Consolidated Statements of Operations

(in thousands, except per unit amounts)	*3 mos. ended Sep. 30, 2010*	*3 mos. ended Sep. 30, 2009*	*9 mos. ended Sep. 30, 2010*	*9 mos. ended Sep. 30, 2009*
Rental revenue	$ 895	$ 859	$ 2,749	$ 2,673
Expenses				
Property operating expenses	210	237	648	637
Real estate taxes	115	95	406	413
Property and asset management fees	66	59	196	195
Asset impairment loss	1,404	-	1,404	-
General and administrative	92	154	392	459
Depreciation and amortization	573	324	1,231	980
Total expenses	2,460	869	4,277	2,684
Interest income	2	11	33	39
Income (loss) from continuing operations before income taxes	(1,563)	1	(1,495)	28
Provision for income taxes	3	3	6	6
Income (loss) from continuing operations	(1,566)	(2)	(1,501)	22
Income (loss) from discontinued operations	-	33	(372)	98
Net income (loss)	$ (1,566)	$ 31	$ (1,873)	$ 120
Net income (loss) allocated to limited partners	$ (1,566)	$ 31	$ (1,873)	$ 120
Weighted average number of limited partnership units outstanding	4,275	4,275	4,275	4,275
Basic and diluted net income (loss) per limited partnership unit				
Income (loss) from continuing operations	$ (0.37)	$ -	$ (0.35)	$ 0.01
Income (loss) from discontinued operations	-	0.01	(0.09)	0.02
Basic and diluted net income (loss) per limited partnership unit	$ (0.37)	$ 0.01	$ (0.44)	$ 0.03

Net Operating Income (NOI)[1]

Rental revenue	$ 895	$ 859	$ 2,749	$ 2,673
Operating expenses				
Property operating expenses	210	237	648	637
Real estate taxes	115	95	406	413
Property and asset management fees	66	59	196	195
Less: Asset management fees	(30)	(30)	(92)	(92)
Total operating expenses	361	361	1,158	1,153
Net operating income[1]	$ 534	$ 498	$ 1,591	$ 1,520

Reconciliation of NOI to Net Income (Loss)

Net operating income[1]	$ 534	$ 498	$ 1,591	$ 1,520
Less: General and administrative	(92)	(154)	(392)	(459)
Depreciation and amortization	(573)	(324)	(1,231)	(980)
Asset management fees	(30)	(30)	(92)	(92)
Asset impairment loss	(1,404)	-	(1,404)	-
Provision for income taxes	(3)	(3)	(6)	(6)
Add: Interest income	2	11	33	39
Income (loss) from discontinued operations	-	33	(372)	98
Net income (loss)	$ (1,566)	$ 31	$ (1,873)	$ 120

This quarterly report summary contains forward-looking statements, including discussion and analysis of the financial condition of Behringer Harvard Mid-Term Value Enhancement Fund I LP (which may be referred to as the "Fund," the "Partnership," "we," "us," or "our") and our subsidiaries, our anticipated improvements to, and disposition of, properties, amounts of anticipated cash distributions to our investors in the future, and other matters. These forward-looking statements are not historical facts but are the intent, belief, or current expectations of management based on their knowledge of the business and industry. Words such as "may," "anticipates," "expects," "intends," "plans," "believes," "seeks," "estimates," "would," "could," "should," and variations of these words and similar expressions are intended to identify forward-looking statements. These statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond our control, are difficult to predict, and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements.

These forward-looking statements are subject to various risks and uncertainties, including those discussed under "Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2009, that could cause our actual results to differ materially from those projected in any forward-looking statement we make. We do not undertake to publicly update or revise any forward-looking statements, whether as a result of new information, future event, or otherwise.

[1] Net operating income (NOI), a non-GAAP financial measure, is defined as rental revenue less property operating expenses, real estate taxes, and property management fees. Management believes that NOI provides an accurate measure of the Partnership's operating performance because NOI reflects the operating performance of its properties and excludes certain items that are not associated with management of the properties. NOI should not be considered as an alternative to net income (loss) or an indication of our liquidity. NOI is not indicative of funds available to fund our cash needs or our ability to make distributions and should be reviewed in connection with other GAAP measurements. To facilitate understanding of this financial measure, a reconciliation of NOI to GAAP net income has been provided.

BEHRINGERHARVARD
MID-TERM VALUE ENHANCEMENT FUND I LP

Q3 2010

behringerharvard.com



Parkway Vista Building in Dallas (Plano), Texas—an asset of Behringer Harvard Mid-Term Value Enhancement Fund I LP.

In support of our continuing efforts to cut costs and save unit holder capital, Behringer Harvard will discontinue mailing quarterly summary reports beginning in 2011. Quarterly summary reports for each program will be made available online at behringerharvard.com. Unit holders may obtain a hardcopy reproduction of a specific report by contacting the Behringer Harvard Investment Services Department at investment-services@behringerharvard.com or 866-655-3650.

Third Quarter Report

Behringer Harvard Mid-Term Value Enhancement Fund I LP

BEHRINGERHARVARD
MID-TERM VALUE ENHANCEMENT FUND I LP
15601 Dallas Parkway, Suite 600
Addison, TX 75001

Date Published 1/11
MT1-report-IN-FD-000096-1-Q3 Report 2010